Exhibit 99.2

Behringer Harvard Opportunity REIT I, Inc. 2009 Fourth Quarter Update Bent Tree Green in Dallas, TX

Forward-Looking Statements This presentation contains forward-looking statements relating to the business and financial outlook of certain Behringer Harvard programs that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “would,” “could,” “should,” and variations of these words and similar expressions. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. Risks that could cause actual results to vary materially from those expressed in forward-looking statements include, but are not limited to, market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for distributions and capital expenditures; a decrease in the level of participation under our distribution reinvestment plan; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager, and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. These risks may impact a real estate program’s ability to make distributions as stated in the current prospectus. Real estate investment programs are not suitable for all investors. Refer to the prospectus for a more detailed discussion of risks and suitability standards in your state. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Market Commentary Financial Review Debt Maturity Schedule Asset Updates Closing Remarks Questions Crossroads in San Diego, CA

Market Overview Real GDP grew 5.6% in Q4, marking first back-to-back GDP quarterly growth since 2007 Non-farm payroll losses slowed in Q4 Industrial production has been up for eight consecutive months Imports and exports have grown for two consecutive months after 13 straight months of decline However, stagnant employment rates and consumer confidence remains a concern Capital markets starting to thaw Transaction volume and values starting to recover in select markets Northborough Tower in Houston, TX

Market Overview Hospitality Sector 2009 was a very tough year for the hospitality sector by all metrics 2010 RevPAR forecast to be flat Corporate group business remains the challenge and is tied to employment levels International Markets Central Europe, especially Poland, is faring better than Europe as a whole The Lodge & Spa at Cordillera in Edwards, CO

Modified Funds from Operations* Q4 MFFO of $11.3 million, or $0.20 per share $0.35 per share improvement over Q3 2009, primarily due to $0.18 per share non-cash bad debt reserve in Q3 and $0.15 per share tax credit gain in Q4 2009 MFFO of $5.6 million, or $0.10 per share $0.10 per share decrease from 2008 MFFO of $0.20 per share Negative impact primarily due to $0.18 per share non-cash bad debt reserve in Q3 and $0.06 per share decrease in interest income These negative impacts were partially offset by increase in net operating income of $0.05 per share, sale of State of Missouri historic tax credits of $0.15 per share, and decrease of $0.03 per share in advertising costs at development properties Opportunity REIT I, Inc. Grandmarc at The Corner UVA in Charlottesville, VA *For a reconciliation of Modified Funds from Operations to Net Income, refer to Current Report on Form 8-K filed March 31, 2010

Fourth Quarter Events Non-cash impairment charge related to The Lodge & Spa at Cordillera of $5.6 million Total of $15.5 million in non-cash impairment charges in 2009, less than 2% of total assets Inception to date, total of $35 million in non-cash impairment charges, or 4% of total assets State tax credit of $8.7 million for re-development of historic Chase Park Plaza Hotel loan balance reduced to $77.5 million $15 million in additional state tax credits expected in 2010 for restoration of historic building Sold four condominium units at Chase Park Plaza for proceeds of $7.9 million 11 more units sold subsequent to end of year for total proceeds of $20.9 million 49 of 86 units sold (60%) with three more under contract As of March 25, 2010, construction loan balance approximately $9 million compared to year-end balance of $23.3 million

Portfolio Level Cash As of December 31, 2009, Opportunity REIT I had an unrestricted cash balance of $9.5 million $9.5 million decrease from $19 million at the end of Q3 primarily due to lower net borrowings on senior secured credit facility. Property Level Cash In addition, $8.6 million of restricted cash held at the property level for interest payments under certain loan agreements, taxes, leasing, capital improvements, and repair and maintenance costs at a number of our operating properties Liquidity Opportunity REIT I, Inc. Ferncroft Corporate Center in Boston, MA

12/31/12 €2.2 M 12/31/10 €2.3 M Cerny Most4 Property Initial Loan Amount1 Initial Maturity Date Current Loan Amount2 Current Maturity Date Alexan Black Mountain3 $29.0 M 12/29/09 $29.0 M 12/29/12 GrandMarc at The Corner $26.9 M 12/31/09 $27.25 M 1/1/20 GrandMarc at Westberry Place $37.8 M 1/25/10 $38.0 M 1/1/20 Frisco Square Land $25.8 M 10/28/09 $24.5 M 7/28/11 1As of December 31, 2009 2As of March 15, 2010 3Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor 4These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor 2009 – 2010 Debt Extensions Debt Extensions Opportunity REIT I, Inc.

Extend and restructure 12/31/10 €16.7 M Tesco Portfolio3, Lynka3 Property Initial Loan Amount1 Initial Maturity Date Current Financing Plan Tanglewood at Voss2 $39.6 M 3/22/10 Negotiating a multi-year extension with lender Chase Park Plaza Hotel $77.5 M 11/15/10 Extend and de-lever (de-lever by $15 million in Summer 2010 upon sale of historic tax credits) The Private Residences at Chase Park2 $23.3 M 11/15/10 Reduce to $7 million through condo sales in first quarter 2010 and pay off with additional condo sales Santa Clara Tech Center $52.5 M 6/9/10 Restructure loan with new joint venture partner 1As of December 31, 2009 2Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor 3These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor Schedule of Debt Maturities in 2010 Debt Maturities Opportunity REIT I, Inc.

12600 Whitewater


Ferncroft Corp. Center


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


GrandMarc at The Corner UVA


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Alexan Black Mountain & Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

12

© 2010 Behringer Harvard

Frisco Square Acquisition Strategy Buildings owned at acquisition: Multifamily is 99% leased, office is 95% leased, and retail is 49% leased Purchase price: $67.8 million; acquired August 2007 Located in the “path of progress” along the Dallas North Tollway; zoned with extremely favorable entitlements Develop unimproved parcels with additional office and retail as market demands Joint venture with Dallas-based Fairways Equities (70/30) Current Status Buildings owned at acquisition: Multifamily is 96% leased, office is 77% leased, and retail is 85% leased New Construction: 71,151 sq. ft. of office/retail buildings delivered in December 2007 and are 53% leased (retail 90%, office 40%) Signed lease with Cinemark for a 12-screen movie theatre Negotiating with regional restaurant chain for 5,000 sq. ft. free-standing restaurant Goals Lease new C-1 office building to stabilization by year-end 2010 Pursue and secure office/retail, build-to-suit, and anchor tenant opportunities Frisco, Texas

Central European Portfolio Acquisition Strategy Purchase Price: $168.4M (885,597 sq. ft.); acquired 50% interest on July 28, 2008 Portfolio of 22 properties in four central European countries Concentration of discount grocery in dense urban markets and industrial properties in strategic distribution sectors, both with long-term leases Aggregating single assets into a diversified portfolio in anticipation of a pricing premium upon disposition Current Status Portfolio is currently 99% leased Retail units that became vacant in 2009 were re-let with no or only a few weeks’ downtime Goals Continue to monitor capital markets for the best chance to realize portfolio premium Pursue site expansions to accommodate increased tenant demand for additional space, if financing and equity are secured Poland, Czech Republic, Slovakia, Hungary

Student Multifamily Housing New 10-year loans secured for both properties from Freddie Mac at attractive rates with a 30-year amortization UVA is 63% pre-leased for 2010-2011 school year; TCU is 57% pre-leased Both properties to be marketed for sale in Q2 2010 Texas Christian University–Ft. Worth, Texas, and University of Virginia–Charlottesville, Virginia Grandmarc at Westberry Place in Fort Worth, TX

Development Projects Update Cordillera, Frisco Square, Rio Salado and Royal Island No vertical development in 2009 No third–party debt on Cordillera, Rio Salado or Royal Island Re-examine market demand in 2010 to revise development strategies Frisco Square making positive process with the Cinemark agreement and potential leasing Reliance on Behringer Harvard’s experience from previous business cycles The Lodge & Spa at Cordillera in Edwards, CO

12600 Whitewater


Ferncroft Corp. Center


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


GrandMarc at The Corner UVA


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Alexan Black Mountain & Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

17

© 2010 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com